LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND

                 Supplement to Prospectus dated January 1, 2003

The section MANAGING THE FUND; Portfolio Managers is revised in its entirety as follows:

Jamie Chui, a vice president of Newport, has co-managed the Fund since August, 2001. From November, 2000 to July, 2001, she was an analyst covering Asia Pacific companies. Prior to joining Newport, Ms. Chui was a research investment associate at Putnam Investments from December, 1997 to November, 2000. Ms. Chui received a B.A. degree in philosophy and international relations from Smith College.

Richard Yeung, a senior vice president of Newport, has co-managed the Fund since March, 2003. Mr. Yeung is a member of Newport's Asia and International strategy teams. Prior to joining Newport in February, 1998, Mr. Yeung managed both listed and direct investments in the Pacific Basin at Progress Investment and Sit/Kim International, where he was a member of the management and investment committees. Mr. Yeung received B.S. and M.S. degrees in engineering from the University of Michigan and an M.B.A. degree from Columbia University.


734-36/331N-0303                                                 March 19, 2003